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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported)   November 18, 1998
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                      SECURITY CAPITAL GROUP INCORPORATED
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            (Exact Name of Registrant as Specified in its Charter)


                                   Maryland
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                (State or Other Jurisdiction of Incorporation)


              1-13355                                     36-3692698
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      (Commission File Number)           (I.R.S. Employer Identification No.)


    125 Lincoln Avenue, Santa Fe, New Mexico                 87501
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    (Address of Principal Executive Offices)               (Zip Code)


                                (505) 982-9292
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             (Registrant's Telephone Number, Including Area Code)



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ITEM 5. OTHER EVENTS

     On November 18, 1998, Security Capital Group Incorporated ("Security Capital") commenced a program for the offer of its Medium-Term Notes, Series A due nine months or more from date of issue ("Medium-Term Notes") in an aggregate initial offering price of up to $200,000,000. The Medium-Term Notes are part of the aggregate of $1,000,000,000 in common stock, preferred stock, debt securities, warrants to purchase common stock, warrants to purchase preferred stock and warrants to purchase debt securities registered by Security Capital pursuant to a Registration Statement on Form S-3 (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") (Registration No. 333-64979) for offer pursuant to Rule 415 promulgated under the Securities Act of 1933, as amended (the "Act"). A Prospectus Supplement dated November 18, 1998 and a base Prospectus dated October 13, 1998 relating to the Medium-Term Notes has been filed with the Commission pursuant to Rule 424(b) under the Act. The issuance and sale of the Medium-Term Notes may be made from time to time in various amounts with varying terms pursuant to an Indenture, dated as of November 16, 1998 (the "Indenture"), between Security Capital and State Street Bank and Trust Company, as Trustee, and the Resolution of the Board of Directors of Security Capital, dated November 16, 1998 (the "Board Resolution"), pursuant to Section 301 of the Indenture. The Indenture and the Board Resolution are attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated by reference herein.

     The Medium-Term Notes will be distributed pursuant to a Distribution Agreement, dated as of November 18, 1998 (the "Distribution Agreement"), among Security Capital, J.P. Morgan Securities Inc., Goldman, Sachs & Co., Chase Securities Inc. and Merrill Lynch, Pierce, Fenner and Smith Incorporated. The Distribution Agreement is attached hereto as Exhibit 1 and incorporated by reference herein. The Medium-Term Notes may bear fixed or floating rates of interest and will be issued substantially in the forms attached hereto as Exhibits 4.3 and 4.4, respectively, which forms are incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

Exhibit
  No.    Document Description
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1        Distribution Agreement, dated November 18, 1998, among Security
         Capital, J.P. Morgan Securities Inc., Goldman, Sachs & Co., Chase Securities Inc. and Merrill Lynch, Pierce, Fenner and Smith Incorporated.

4.1 Indenture, dated November 16, 1998, from Security Capital to State Street Bank and Trust Company, as Trustee.

4.2 Board Resolution, dated November 16, 1998, Pursuant to Section 301 of the Indenture, dated November 16, 1998, from Security Capital to State Street Bank and Trust Company, as Trustee.

4.3 Form of Medium-Term Note, Series A (Fixed Rate Note) due nine months or more from date of issue.

4.4 Form of Medium-Term Note, Series A (Floating Rate Note) due nine months or more from date of issue.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SECURITY CAPITAL GROUP INCORPORATED


Dated: December 7, 1998          By:  /s/ Mark W. Pearson
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                                      Mark W. Pearson
                                      Vice President
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                               INDEX TO EXHIBITS

Exhibit
   No.    Document Description
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1         Distribution Agreement, dated November 18, 1998, among Security
          Capital, J.P. Morgan Securities Inc., Goldman, Sachs & Co., Chase Securities Inc. and Merrill Lynch, Pierce, Fenner and Smith Incorporated.

4.1 Indenture, dated November 16, 1998, from Security Capital to State Street Bank and Trust Company, as Trustee.

4.2 Board Resolution, dated November 16, 1998, Pursuant to Section 301 of the Indenture, dated November 16, 1998, from Security Capital to State Street Bank and Trust Company, as Trustee.

4.3 Form of Medium-Term Note, Series A (Fixed Rate Note) due nine months or more from date of issue.

4.4 Form of Medium-Term Note, Series A (Floating Rate Note) due nine months or more from date of issue.